UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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The India Fund, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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THE INDIA FUND, INC.
1900 Market Street, Suite 200
Philadelphia, PA 19103

April 21, 2020

DEAR STOCKHOLDER:

We are pleased to enclose the notice and proxy statement for the Annual Meeting of Stockholders (the "Meeting") of The India Fund, Inc. (NYSE: IFN; the "Fund") to be held on Wednesday, May 27, 2020, in virtual format, at 10:00 a.m., Eastern time.

At the Meeting, you will be asked to vote on the election of two Directors.

After careful consideration, the Board of Directors of the Fund, including all of the Independent Directors, recommends that you vote "FOR" the election of each of the nominees.

Due to the public health impact of the coronavirus pandemic (COVID-19) and to support the health and well-being of our stockholders, you will not be able to attend the Meeting in person. You may vote by proxy by signing and returning your proxy card in the enclosed postage-paid envelope or by following the instructions on your proxy card to vote by telephone or over the Internet. You also may vote at the virtual Meeting if you choose to attend. Please familiarize yourself with the proposal and vote immediately, even if you plan to attend the virtual Meeting.

If your completed proxy card is not received, you may be contacted by representatives of the Fund, the Fund's transfer agent, or the Fund's proxy solicitor, Georgeson LLC ("Georgeson"). Georgeson has been engaged to assist the Fund in soliciting proxies. Representatives of Georgeson will remind you to vote your shares. You may also call the number provided on your proxy card for additional information.

As always, we thank you for your confidence and support.

Sincerely,

Alan R. Goodson
President

THE INDIA FUND, INC.
1900 Market Street, Suite 200
Philadelphia, PA 19103

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on May 27, 2020

April 21, 2020

TO THE STOCKHOLDERS:

An Annual Meeting of Stockholders (the "Meeting") of The India Fund, Inc. (the "Fund") will be held on Wednesday, May 27, 2020, in virtual format, at 10:00 a.m., Eastern time, for the purpose of considering and voting upon proposals to:

1.  Elect two Class II Directors to the Board of Directors.

2.  Transact such other business as may be properly presented at the Meeting or any adjournments or postponements thereof.

Due to the public health impact of the coronavirus pandemic (COVID-19) and to support the health and well-being of our stockholders, you will not be able to attend the Meeting in person. All stockholders are requested to vote by proxy over the Internet, by telephone or by completing, dating and signing the enclosed proxy card and returning it promptly. You also may vote at the virtual Meeting if you choose to attend.

To participate in the Meeting at www.meetingcenter.io/227580885, you must enter the control number found on your proxy card, voting instruction form or notice and the password (ABD32020). You may vote during the Meeting by following the instructions available on the Meeting website during the Meeting.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Meeting. To register you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Computershare Fund Services, the Fund's tabulator. You may forward an email from your intermediary or attach an image of your legal proxy to legalproxy@computershare.com. Requests for registration must be received no later than 5:00 p.m., Eastern Time, on May 22 ,2020. You will receive a confirmation email from Computershare of your registration and a control number that will allow you to vote at the Meeting.

The close of business on March 26, 2020 has been fixed as the record date for the determination of Stockholders entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

By order of the Board of Directors,

Megan Kennedy
Vice President and Secretary

TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU to indicate voting instructions on the enclosed proxy card, date and sign it and return it promptly in the envelope provided, or to vote promptly by telephone or over the Internet according to the instructions on the enclosed proxy card, no matter how large or small your holdings may be.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and may avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1.  Individual Accounts. Sign your name exactly as it appears in the registration on the proxy card.

2.  Joint Accounts. Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3.  Other Accounts. The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION

Corporate Accounts	Valid Signature
ABC Corp	ABC Corp. (by John Doe, Treasurer)
ABC Corp	John Doe, Treasurer
ABC Corp. c/o John Doe, Treasurer	John Doe
ABC Corp. Profit Sharing Plan	John Doe, Trustee
Trust Accounts
ABC Trust	Jane B. Doe, Trustee
Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe
Custodial or Estate Accounts
John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
John B. Smith	John B. Smith, Jr., Executor

THE INDIA FUND, INC.

1900 Market Street, Suite 200
Philadelphia, PA 19103

PROXY STATEMENT

This proxy statement is furnished in connection with a solicitation by the Board of Directors of The India Fund, Inc. (the "Fund") of proxies to be used at the Annual Meeting of Stockholders of the Fund to be held virtually, on Wednesday, May 27, 2020, at 10:00 a.m., Eastern time, and at any adjournments or postponements thereof (the "Meeting"), for the purpose set forth in the accompanying Notice of Annual Meeting of Stockholders.

This proxy statement and the accompanying form of proxy are first being mailed to Stockholders on or about April 21, 2020.

At the Meeting, Stockholders will vote on a proposal to elect two Class II Directors to the Board of Directors.

This Proxy Statement sets forth concisely the information Stockholders of the Fund should know before voting on the proposal. Please read it carefully and retain it for future reference. The Fund's Annual Report, containing financial statements for the fiscal year ended December 31, 2019, as filed on Form N-CSR, is available free of charge by calling 1-800-522-5465 toll-free or on the Internet at www.aberdeenIFN.com. Information about the Fund is included in this proxy statement. Reports and other information filed by the Fund can be inspected in person at the Public Reference Room maintained by the Securities and Exchange Commission (the "SEC") at the address below, and copies of such materials can be obtained from the Public Reference Branch at the address below. In addition, shares of common stock of the Fund are listed on the New York Stock Exchange (the "NYSE") under the ticker symbol "IFN." Reports and other information concerning the Fund can be inspected by contacting the NYSE at New York Stock Exchange, Inc., 11 Wall Street, New York, New York 10005. The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the Investment Company Act of 1940, as amended (the "1940 Act"), and in accordance therewith, the Fund files reports and other information, including proxy materials and charter documents, with the SEC.

You also may view or obtain these documents from the SEC:

In Person:  At the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549

By Phone:  1-800-SEC-0330

By Mail:  Public Reference Branch
Office of Consumer Affairs and Information Services
Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549
(duplicating fee required)

By Email:  publicinfo@sec.gov
(duplicating fee required)

By Internet:  www.sec.gov

Stockholders who execute proxies retain the right to revoke them at the Meeting, by written notice received by the Secretary of the Fund at any time before they are voted or by delivering a duly executed proxy bearing a later date. Proxies that are not revoked will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR each of the nominees for Director.

The close of business on March 26, 2020 has been fixed as the record date for the determination of Stockholders entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof. Each Stockholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held.

On the record date, there were 26,904,575 shares of the Fund's common stock outstanding.

Whether or not a quorum is present at the Meeting, the Chairman of the Meeting, without notice other than by announcement at the Meeting, may adjourn the Meeting to a date not more than 120 days after the original record date. Under the By-Laws of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding shares of common stock of the Fund entitled to vote at the Meeting.

Votes cast by proxy or in person at the Meeting will be tabulated by the inspector of election appointed for the Meeting. The inspector of election will determine whether or not a quorum is present at the Meeting. The inspector of election will treat abstentions and "broker non-votes" (i.e., shares held by brokers or nominees, typically in "street name," as to which proxies have been returned but (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum. For purposes of the election of Directors, abstentions and "broker non-votes" will not be considered votes cast and will not affect the majority vote required for Directors.

To participate in the Meeting at www.meetingcenter.io/227580885, you must enter the control number found on your proxy card, voting instruction form or notice and the password (ABD32020). You may vote during the Meeting by following the instructions available on the Meeting website during the Meeting.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Meeting. To register you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Computershare Fund Services, the Fund's tabulator. You may forward an email from your intermediary or attach an image of your legal proxy to legalproxy@computershare.com. Requests for registration must be received no later than 5:00 p.m., Eastern Time, on May 22, 2020. You will receive a confirmation email from Computershare of your registration and a control number that will allow you to vote at the Meeting.

The Board of Directors of the Fund knows of no business other than that discussed above that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

The Fund is a non-diversified, closed-end management investment company registered under the 1940 Act. The principal business address of the Fund is 1900 Market Street, Suite 200, Philadelphia, PA 19103.

The date of this Proxy Statement is April 21, 2020.

Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to be Held on May 27, 2020:
The proxy statement is available at
www.aberdeenIFN.com

PROPOSAL 1. ELECTION OF DIRECTORS

Background

In accordance with the Fund's Charter, the Fund's Board of Directors is divided into three classes: Class I, Class II and Class III. At the Meeting, Stockholders will be asked to elect two Class II Directors, each to hold office until the 2023 Annual Meeting of Stockholders, or thereafter until their respective successors are elected and qualified. Stockholders will not be asked to elect any Class I or Class III Directors, as the terms of office of the Class I and Class III Directors expire at the 2021 and 2022 Annual Meeting of Stockholders, respectively, or thereafter until their respective successors are duly elected and qualified. These staggered terms have the effect of limiting the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors and could have the effect of depriving Stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.

Ms. Nisha Kumar and Mr. Luis Rubio are the nominees for election as Class II Directors. Their qualifications are described in more detail below. Ms. Kumar and Mr. Rubio have been members of the Fund's Board of Directors since 2016 and 1999, respectively.

The persons named in the accompanying form of proxy intend to vote at the Meeting (unless directed not to vote) FOR the election of the nominees listed below. The nominees have consented to their being named in this proxy statement and have indicated that they will serve if elected. If a nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named as proxies in their discretion.

The following table provides information concerning the nominees for election as Class II Directors:

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director (including the Fund)	Other Board Memberships Held by Nominee During Past Five Years
Nominees to serve as Class II Directors until the 2023 Annual Meeting of Stockholders
Independent Directors
Nisha Kumar c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1970	Director and Member of the Audit and Nominating Committees	Since 2016	Ms. Kumar has been a Managing Director and the Chief Financial Officer and Chief Compliance Officer of Greenbriar Equity Group LLC since 2011. She is a member of the Council on Foreign Relations and serves as a board member to the following organizations: GB Flow Investment LLC, EDAC Technologies Corp., Nordco Holdings, LLC, and SEKO Global Logistics Network, LLC.	1

Director of 22 Registered Investment Companies advised by Legg Mason Partners Fund Advisor, LLC and its affiliates. Former Director of Aberdeen Income Credit Strategies Fund from 2017 to 2018 and former Director of The Asia Tigers Fund, Inc. from 2016 to 2018.

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director (including the Fund)	Other Board Memberships Held by Nominee During Past Five Years
Luis F. Rubio c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200, Philadelphia, PA 19103 Year of Birth: 1955	Director and Member of the Audit and Nominating Committees	Since 1999	Mr. Rubio has been Chairman of Mexico Evalua-CIDAC since 2000 and Chairman, Mexican Council on Foreign Relations (2017-2019). He is also a frequent contributor of op-ed pieces to The Wall Street Journal and the author and editor of 49 books.	1	Director of one registered investment company advised by Advantage Advisers L.L.C. or its affiliates and Director of Coca-Cola Femsa and former Director of The Asia Tigers Fund, Inc.

The following table provides information concerning the Class I Directors currently serving until the 2021 Annual Meeting of Stockholders:

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director (including the Fund)	Other Board Memberships Held by Nominee During Past Five Years
Class I Directors until the 2021 Annual Meeting of Stockholders
Independent Director
Jeswald W. Salacus c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1938	Director, Chairman of the Board of Directors and Chairman of the Audit and Nominating Committees	Since 1993	Henry J. Braker Professor of Commercial Law at The Fletcher School of Law & Diplomacy, Tufts University, since 1986. He has also served as International Arbitrator, Arbitration Tribunal, ICSID, World Bank since 2004.	1

Former Director and Chairman of The Asia Tigers Fund, Inc. from 1993 to 2018 and former Director of 30 registered investment companies advised by Legg Mason Partners Fund Advisor, LLC and its affiliates.

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director (including the Fund)	Other Board Memberships Held by Nominee During Past Five Years
Interested Director
Martin Gilbert[1] c/o Aberdeen Standard Investments Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1955	Director	Since 2012

Mr. Gilbert has been Vice Chairman of Standard Life 30 Aberdeen PLC and Chairman of Aberdeen Standard Investments Inc. since March 2019. He is Co-Founder (and former Chief Executive) of Aberdeen Asset Management PLC, having been a Director since 1983. Mr. Gilbert is Senior Independent Director of Glencore plc and Chairman of the Prudential Regulation Authority's Practitioner Panel, as well as a member of the International Advisory Panel of the Monetary Authority of Singapore and the International Advisory Board of British American Business. He serves as officer and/or director of various Standard Life Aberdeen plc subsidiary companies, Aberdeen- managed investment trusts and funds.

				30	Former director of The Asia Tigers Fund, Inc. from 2012 to 2018.

The following table provides information concerning the Class III Directors currently serving until the 2022 Annual Meeting of Stockholders:

Name, Address and Age	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director (including the Fund)	Other Board Memberships Held by Nominee During Past Five Years
Class III Directors serving until the 2022 Annual Meeting of Stockholders
Independent Director
Nancy Yao Maasbach c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1972	Director and Member of the Audit and Nominating Committees	Since 2016	Ms. Maasbach is the President of the Museum of Chinese in America since 2015. From 2009 to 2014, she was the executive director of the Yale-China Association, one of the oldest non-profit organizations dedicated to building U.S.-China relations at a grassroots level. Nancy has over twenty years of experience working in and covering Asia, including positions at Goldman Sachs & Co., Center for Finance and Research Analysis, and the Council on Foreign Relations. Nancy is a member of the Council on Foreign Relations since 2015.	6	Former director of The Asia Tigers Fund, Inc. from 2016 to 2018.
Interested Director
Hugh Young[2] c/o Aberdeen Standard Investments (Asia) Limited 21 Church Street, #01-01 Capital Square Two Singapore 049481 Year of Birth: 1958	Director	Since 2012	A member of the Executive Management Committee and Director of Aberdeen Asset Management PLC since 1991 and 2011, respectively. He has been Managing Director of Aberdeen Standard Investments (Asia) Limited since 1991.	1	Former director of Aberdeen Australia Equity Fund, Inc. from 2005 to 2019 and former director of Aberdeen Asia-Pacific Income Investment Company Limited from 2007 to 2018.

*  Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., The India Fund, Inc., Aberdeen Japan Equity Fund, Inc., Aberdeen Income Credit Strategies Fund, Aberdeen Emerging Markets Equity Income Fund, Inc., Aberdeen Standard ETFs (which consists of 2 portfolios), Aberdeen Funds (which consist of 22 portfolios) , and Aberdeen Investment Funds (which consist of 4 portfolios) have a common investment manager and/or investment adviser, or an investment adviser that is affiliated with Aberdeen Standard Investment (Asia) Limited, the Fund's investment manager, and may thus be deemed to be part of the same "Fund Complex."

1  Mr. Gilbert is an "interested person," as defined in the 1940 Act because he serves as Chairman of Standard Life Aberdeen plc, the parent company of the Fund's investment manager and administrator.

2  Mr. Young is an "interested person," as defined in the 1940 Act because he serves as Managing Director of Aberdeen Standard Investments (Asia) Limited, the Fund's investment manager.

Each Director was selected to join the Board based on a variety of factors including, but not limited to, the Director's ability to carry out his or her duties as a Director, the Director's background, business and professional experience, qualifications and skills. Each Director possesses the following specific characteristics: Ms. Kumar has financial and accounting experience as the chief financial officer of other companies and experience as a board member of private equity funds; Ms. Maasbach has financial and research analysis experience in and covering the Asia region and experience in world affairs; Mr. Rubio has business and academic experience as president of a not-for-profit think tank focused on Mexico's economic and democratic development and has served as a board member of other investment companies; Mr. Salacuse has academic and foreign affairs experience and has served as a board member of other investment companies; Mr. Gilbert is a founder and Chairman of a global asset management company with experience as a board member of other investment trusts and a member of several financial organizations; and Mr. Young is the managing director of the Fund's investment manager in the Asia region and has served as a board member of other investment companies. The Board has determined that Ms. Kumar is an "audit committee financial expert" as explained further below.

Director Compensation

Under the federal securities laws, the Fund is required to provide to Stockholders in connection with the Meeting information regarding compensation paid to Directors by the Fund as well as by the various other U.S. registered investment companies advised by the investment manager or an affiliate of the investment manager during the Fund's prior fiscal year. The following table provides information concerning the approximate compensation paid as a retainer and for meetings held during the fiscal year ended December 31, 2019 to each Director of the Fund and the aggregate compensation paid to them from all registered funds in the Aberdeen Fund Complex as a retainer and for meetings held during the fiscal year ended December 31, 2019. The Fund does not provide any pension or retirement benefits to Directors.

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or that have a common investment manager or that have an investment manager that is an affiliated person of the investment manager of any of the other registered investment companies. Investment companies are considered to be in the same family if they share the same investment manager or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services.

Officers of the Fund and Directors who are interested persons of the Fund do not receive any compensation directly from the Fund or any other fund in the Fund Complex for performing their duties as officers or Directors, respectively, although they are reimbursed by the Fund for reasonable out-of-pocket travel expenses for attending Board meetings.

Name of Director	Aggregate Compensation from Fund	Total Compensation from Other Funds Advised by Adviser	Total Compensation From Fund and Fund Complex
Martin Gilbert*	$0	$0	$0
Nisha Kumar	$56,500	$0	$56,500
Nancy Yao Maasbach	$56,500	$139,196	$195,696
Luis F. Rubio	$50,500	$0	$50,500
Jeswald W. Salacuse	$74,000	$0	$74,000
Hugh Young*	$0	$0	$0

*  Messrs. Gilbert and Young are Interested Directors.

Beneficial Share Ownership

Based upon a review of the most recent filings made pursuant to Section 13 of the 1934 Act, as of March 31, 2020, the following table shows certain information concerning persons who may be deemed beneficial owners of 5% of more of the outstanding shares of the Fund:

Share	Percentage	Name	Address
2,420,156	9.0%	Lazard Asset Management LLC	30 Rockefeller Plaza New York, New York 10112

As of December 31, 2019, Cede & Co., a nominee for participants in The Depository Trust Company, held of record had 26,677,563 shares, equal to approximately 87.88% of the outstanding shares of the Fund.

Ownership of Securities

The following table provides information concerning the number and dollar range of equity securities beneficially owned by each Director or nominee as of March 31, 2020:

Name of Director or Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Director or Nominee in Aberdeen Family of Investment Companies(1)
Martin Gilbert	$10,000-$50,000	$50,001-$100,000
Nisha Kumar	$10,000-$50,000	$10,000-$50,000
Nancy Yao Maasbach	$10,000-$50,000	$50,001-$100,000
Hugh Young	$10,000-$50,000	$10,000-$50,000
Luis F. Rubio	$10,000-$50,000	$10,000-$50,000
Jesawald W. Salacuse	$0-$10,000	$0-$10,000
All Directors and Executive Officers (as a group)	Over $100,000	Over $100,000

(1)  "Aberdeen Family of Investment Companies" means those registered investment companies that share Aberdeen Standard Investments (Asia) Limited, the Fund's investment manager, or an affiliate as the investment adviser and that hold themselves out to investors as related companies for purposes of investment and investor services.

As of March 31, 2020, the holdings of no Director or executive officer, nor the Directors and executive officers of the Fund as a group, represented more than 1% of the outstanding shares of the Fund's common stock. At March 31, 2020, no Director or nominee for election as Director who is not an "interested person" of the Fund as defined in the 1940 Act, nor any immediate family member of such persons, owned beneficially or of record any shares of Aberdeen Standard Investments (Asia) Limited (formerly, Aberdeen Asset Management Asia Limited) ("ASIAL"), the Fund's investment manager, or any person or entity (other than the Fund) directly or indirectly controlling, controlled by, or under common control with ASIAL.

Responsibilities of the Board of Directors

The Board of Directors is responsible under applicable state law for overseeing generally the operation of the Fund. The Directors oversee the Fund's operations by, among other things, meeting at regularly scheduled meetings and as otherwise needed with the Fund's management and evaluating the performance of the Fund's service providers including ASIAL, the Fund's custodian, and the transfer agent. As part of this process, the Directors consult with the Fund's independent registered public accounting firm, and the directors who are not considered to be "interested persons" of the Fund, as defined in the 1940 Act ("Independent Directors"), consult with their own separate independent counsel.

The Directors regularly review the Fund's financial statements, performance and market price as well as the quality of the services being provided to the Fund. As part of this process, the Directors review the Fund's fees and expenses to determine if they are reasonable and competitive in light of the services being received, while also ensuring that the Fund continues to have access to high quality services in the future.

Based on these reviews, the Directors periodically make suggestions to the Fund's management and monitor to ensure that responsive action is taken. The Directors also monitor potential conflicts of interest among the Fund, ASIAL and its affiliates and other funds and clients managed by ASIAL with the objective that the Fund will be managed in a manner that is in the best interest of the Fund's Stockholders.

The Board of Directors has four regularly scheduled meetings each year and additional meetings are scheduled as needed. Furthermore, the Board of Directors has a standing Audit Committee and a Nominating Committee, which meet periodically during the year and the responsibilities of which are described below, each composed entirely of Directors who are not "interested persons" of the Fund, ASIAL or its affiliates within the meaning of the 1940 Act, and who are "independent" as defined in the NYSE listing standards.

Officers of the Fund

The executive officers of the Fund are chosen annually to hold office until the next year and until their successors are chosen and qualified. The current executive officers of the Fund are:

Officers of the Fund Name, Address and Year of Birth	Positions Held with the Fund	Officer of the Fund Since	Principal Occupation(s) During Past Five Years
Officers
Alan Goodson* Aberdeen Standard Investments Inc. Attn: US Legal 1900 Market Street, Suite 200, Philadelphia, PA 19103 Year of Birth: 1974	President	Since 2011

Currently, Director, Vice President and Head of Product—Americas for Aberdeen Standard Investments Inc. ("ASII"), overseeing Product Management and Product Development for ASII's registered and unregistered investment companies in the US and Canada. Mr. Goodson joined Aberdeen in 2000.

Officers of the Fund Name, Address and Year of Birth	Positions Held with the Fund	Officer of the Fund Since	Principal Occupation(s) During Past Five Years
Joseph Andolina* Aberdeen Standard Investments Inc. Attn: US Legal 1900 Market Street, Suite 200, Philadelphia, PA 19103 Year of Birth: 1978	Chief Compliance Officer, Vice President— Compliance	Since 2017	Currently, Chief Risk Officer for ASII. Prior to that, Mr. Andolina was Deputy Head of Compliance — Americas. Mr. Andolina joined Aberdeen in 2012 as U.S. Counsel.
Jeffrey Cotton* Aberdeen Standard Investments Inc. Attn: US Legal 1900 Market Street, Suite 200, Philadelphia, PA 19103 Year of Birth: 1977	Vice President— Compliance	Since 2011	Currently, Chief Risk Officer—Europe, the Middle East and Africa. He joined Aberdeen in 2010 as Head of Compliance—Americas.
Andrea Melia* Aberdeen Standard Investments Inc. Attn: US Legal 1900 Market Street, Suite 200, Philadelphia, PA 19103 Year of Birth: 1969	Treasurer	September 2012	Currently, Vice President and Head of Fund Operations, Traditional Assets—Americas for ASII. Ms. Melia joined ASII as Head of Fund Administration—US in 2009.
Megan Kennedy* Aberdeen Standard Investments Inc. Attn: US Legal 1900 Market Street, Suite 200, Philadelphia, PA 19103 Year of Birth: 1974	Secretary and Vice President	Since 2011	Currently, Head of Product Management for ASII since 2009. Ms. Kennedy joined ASII in 2005.
Bev Hendry* Aberdeen Standard Investments Inc. Attn: US Legal 1900 Market Street, Suite 200, Philadelphia, PA 19103 Year of Birth: 1953	Vice President	Since 2014

Currently, Chairman—Americas for Standard Life Aberdeen plc (2018-present). Mr. Hendry was Chief Executive Officer—Americas for Aberdeen Asset Management PLC (2014-2018) and Chief Operating Officer for Hansberger Global Investors (2008-2014).

Adrian Lim Aberdeen Standard Investments Inc. Attn: US Legal 1900 Market Street, Suite 200, Philadelphia, PA 19103 Year of Birth: 1971	Vice President	Since 2012

Currently, Investment Director on the Asian Equities Team. Adrian joined Aberdeen in 2000 as a manager in private equity on the acquisition of Murray Johnstone and transferred to his current position soon after.

Officers of the Fund Name, Address and Year of Birth	Positions Held with the Fund	Officer of the Fund Since	Principal Occupation(s) During Past Five Years
Yoojeong Oh Aberdeen Standard Investments Inc. Attn: US Legal 1900 Market Street, Suite 200, Philadelphia, PA 19103 Year of Birth: 1981	Vice President	Since 2019

Yoojeong Oh is an Investment Director on the Asian Equities Team at Aberdeen Standard Investments. Yoojeong joined the company in 2005 and was initially a member of the UK and European Equities Team in London before moving to Singapore.

Christian Pittard* c/o Aberdeen Standard Investments Inc. Attn: US Legal 1900 Market Street, Suite 200, Philadelphia, PA 19103 Year of Birth: 1973	Vice President	Since 2011

Currently, Global Head of Product Opportunities and Director of Aberdeen Asset Managers Limited since 2010. Previously, Director and Vice President (2006-2008), Chief Executive Officer (from October 2005 to September 2006) of ASII.

Lucia Sitar* Aberdeen Standard Investments Inc. Attn: US Legal 1900 Market Street, Suite 200, Philadelphia, PA 19103 Year of Birth: 1971	Vice President and Chief Legal Officer	Since 2012	Currently, Vice President and Managing U.S. Counsel for ASII. Ms. Sitar joined ASII as U.S. Counsel in July 2007.
James Thom Aberdeen Standard Investments Inc. Attn: US Legal 1900 Market Street, Suite 200, Philadelphia, PA 19103 Year of Birth: 1977	Vice President	Since 2019	Currently, a Senior Investment Director on the Asian Equities Team at ASII. James joined the company in 2010.
Sharon Ferrari* Aberdeen Standard Investments Inc. Attn: US Legal 1900 Market Street, Suite 200, Philadelphia, PA 19103 Year of Birth: 1977	Assistant Treasurer	Since 2013	Currently, Senior Fund Administration Manager — US for ASII. Ms. Ferrari joined ASII as a Senior Fund Administrator in 2008.
Heather Hasson* Aberdeen Standard Investments Inc. Attn: US Legal 1900 Market Street, Suite 200, Philadelphia, PA 19103 Year of Birth: 1982	Assistant Secretary	Since 2018	Currently, Senior Product Manager for ASII since 2009. Ms. Hasson joined ASII as a Fund Administrator in 2006.

*  Messrs. Goodson, Cotton, Andolina, Hendry, and Pittard and Mses. Nichols, Melia, Kennedy, Sitar, Hasson and Ferrari hold officer position(s) in one or more of the following: Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc.,

Aberdeen Australia Equity Fund, Inc., Aberdeen Emerging Markets Equity Income Fund, Inc., Aberdeen Japan Equity Fund, Inc., The India Fund, Inc., Aberdeen Income Credit Strategies Fund, Aberdeen Global Dynamic Dividend Fund, Aberdeen Total Dynamic Dividend Fund, Aberdeen Global Premier Property Fund, Aberdeen Standard Investment ETFs (which consists of 2 portfolios), the Aberdeen Funds (which consists of 22 portfolios) and Aberdeen Investment Funds (which consists of 4 portfolios), all of which may be deemed to be a part of the same "Fund Complex."

Audit Committee

The Fund's Audit Committee is composed entirely of Directors who are not "interested persons" of the Fund, ASIAL or its affiliates within the meaning of the 1940 Act, and who are "independent" as defined in the NYSE listing standards. Currently, Mr. Salacuse is the Chairman and Mr. Rubio and Mses. Kumar and Maasbach are members of the Audit Committee. The Audit Committee convened three times during the fiscal year ended December 31, 2019. The principal functions of the Audit Committee are to appoint and retain the Fund's independent registered public accounting firm, to review with the independent registered public accounting firm the scope, performance and anticipated cost of their audit and to receive and consider a report from the independent registered public accounting firm concerning their conduct of the audit, including the form of the opinion proposed to be rendered, and any comments or recommendations the independent registered public accounting firm might want to make in that connection. The Board has determined that Ms. Kumar is an "audit committee financial expert," as defined in Section 401(h) of Regulation S-K. The Fund adopted an Audit Committee Charter in February 2000, which was most recently amended in April 2018. The Audit Committee Charter states that no member of the Audit Committee may serve on the audit committees of more than three public companies, including the Fund, unless the Board of Directors determines that such simultaneous service would not impair the ability of such member to serve on the Audit Committee effectively. For purposes of this determination, service on multiple audit committees within the same fund complex is counted as service on a single audit committee. The Fund's amended and restated Audit Committee Charter is available on the Fund's website at www.aberdeenIFN.com.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent registered public accounting firm. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements has been carried out in accordance with generally accepted auditing standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Pursuant to the Fund's Audit Committee Pre-Approval Policy, the Audit Committee pre-approved all audit and non-audit services provided by KPMG LLP ("KPMG"), the Fund's independent registered public accounting firm, to the Fund in 2019. As set forth in the Audit Committee Pre-Approval Policies, the Audit Committee has authorized the Chairman of the Audit Committee to pre-approve certain services to be performed by KPMG, as necessary, between Audit Committee meetings which would then be presented to the full Audit Committee at its next regularly scheduled meeting. Representatives of KPMG are not expected to be present at the Meeting to make a statement or respond to questions from shareholders. However, such representatives are expected to be available by telephone to respond to questions raised by shareholders, if any, during the Meeting.

Nominating Committee

The Nominating Committee is composed entirely of Directors who are not "interested persons" of the Fund, ASIAL or its affiliates within the meaning of the 1940 Act and who are "independent" as defined in the NYSE listing standards. Currently, Mr. Salacuse is the Chairman and Mr. Rubio and Mses. Kumar and Maasbach are

members of the Nominating Committee. This Committee met one time during the fiscal year ended December 31, 2019. The principal function of the Nominating Committee is to select and nominate persons for election as Directors of the Fund. The Fund's Nominating Committee Charter is available on the Fund's website at www.aberdeenIFN.com.

The Nominating Committee identifies potential nominees through its network of contacts. While the Nominating Committee meets to discuss and consider such candidates' qualifications and then chooses a candidate by majority vote, the Nominating Committee does not have specific, minimum qualifications for nominees and has not established specific qualities or skills that it regards as necessary for one or more of the Fund's Directors to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard).

In identifying and evaluating nominees, the Nominating Committee considers factors it deems relevant, which include: whether or not the person is an "interested person" as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve on the Board of Directors of the Fund; whether or not the person has any relationship that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment manager of the Fund, Fund service providers or their affiliates; whether or not the person serves on boards of, or is otherwise affiliated with, competing organizations or funds; and the character and integrity of the person and the contribution which the person can make to the Board. The Nominating Committee does not have a formal diversity policy but may also consider diversity of professional experience, education and skills when evaluating potential nominees. The Nominating Committee will accept nominations for the office of Director made by Fund Stockholders. Stockholders who wish to recommend a nominee should send nominations to the Secretary of the Fund which include biographical information and set forth the qualifications of the proposed nominee. There are no differences in the manner in which the Nominating Committee evaluates nominees based on whether such nominees are recommended by a Stockholder.

The Fund does not pay a fee to any third party or parties to identify or evaluate or assist in identifying or evaluating potential nominees. The Nominating Committee did not receive a recommended nominee from a Stockholder who beneficially owned, or a group of Stockholders who beneficially owned, more than 5% of the Fund's shares for at least one year as of the date the recommendation to elect the Director nominees was made.

Governance

On September 23, 2015, the Fund announced that its Board of Directors approved changes to its corporate governance practices. Specifically, the Board approved an amendment to the Fund's By-Laws, effective September 30, 2015, to provide for the election of Directors by a majority of the votes cast at a meeting of Stockholders at which a quorum is present, except in contested elections, where a Director shall be elected by a plurality vote. The Fund's By-laws previously provided that Directors be elected by a plurality vote in all Director elections.

At the same time, the Board also adopted certain corporate governance policies for the Fund, effective September 30, 2015. The corporate governance policies include (i) a resignation policy, which generally provides that a Director who does not receive a majority of votes cast "For" his or her election at a meeting of Stockholders shall be deemed to have tendered his or her resignation, subject to the Board's acceptance or rejection of such resignation, which Board determination will be disclosed publicly to Fund Stockholders; and (ii) a policy requiring that after an Independent Director has served on the Board for three consecutive three-year terms following the later of the appointment of the Fund's then-current investment manager or the initial election of the Director by the Fund's Stockholders, the Director will be put forth for consideration by Stockholders annually. The failure to obtain a majority of votes cast will trigger the resignation policy described above. Although the charter of the Fund provides that the Board be classified into three classes with the Directors in each class having a term of three years, under the new corporate governance policies, Directors are agreeing to submit to annual elections once they have completed the three consecutive three-year terms noted above.

Board Meetings

During the fiscal year ended December 31, 2019, the Board of Directors held four regular meetings and one special meeting. Each Director attended at least 75% of the meetings of the Board or the committee(s) of the Board on which the Director served.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act, and Section 30(h) of the 1940 Act in combination require the Fund's Directors and Officers, persons who own more than ten percent of the Fund's common stock, and ASIAL and its directors and officers, to file reports of ownership and changes in ownership of the Fund's securities with the SEC and the NYSE.

Based solely on a review of such forms filed on EDGAR or written representations from certain reporting persons, to the Fund's knowledge, during the fiscal year ended December 31, 2019, such forms were filed on a timely basis.

Report of the Audit Committee

The Audit Committee reports that it has: (i) reviewed and discussed the Fund's audited financial statements for the fiscal year ended December 31, 2019 with management; and (ii) discussed with KPMG, the Fund's independent registered public accounting firm, the matters required to be discussed by the applicable requirements of The Public Company Accounting Oversight Board ("PCAOB") and the SEC.

The Audit Committee also reports that it previously received (i) written confirmation from KPMG that it is independent and (ii) written disclosures regarding such independence as required by the Public Company Accounting Oversight Board Rule 3526 and discussed with KPMG the independent registered public accounting firm's independence. In addition, the Audit Committee has reviewed the aggregate fees billed by KPMG for professional services rendered to the Fund and for non-audit services provided to: ASIAL, the Fund's investment manager as of December 19, 2011, and any entity controlling, controlled by or under common control with ASIAL that provided services to the Fund. As part of this review, the Audit Committee considered, in addition to other practices and requirements relating to selection of the Fund's independent registered public accounting firm, whether the provision of such non-audit services was compatible with maintaining the independence of KPMG.

Based on the foregoing review and discussions, the Audit Committee presents this report to the Board of Directors and recommends that the Fund's audited financial statements be included in the Fund's annual report to stockholders for the fiscal year ended December 31, 2019 and filed with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Fund's Board of Directors

Nisha Kumar
Nancy Yao Maasbach
Luis F. Rubio
Jeswald W. Salacuse

February 19, 2020

Required Vote

As announced on September 23, 2015, Directors are now elected by a majority of all the votes cast by the holders of shares of common stock of the Fund present in person or represented by proxy at a meeting with a quorum present. A "majority of the votes" cast means that the number of shares voted "FOR" a Director must exceed the number of votes cast "AGAINST" that Director. For purposes of the election of Directors, abstentions and broker non-votes will not be considered votes cast either "FOR" or "AGAINST" that Director's election, and do not affect the majority vote required for Directors.

Please note that unless otherwise instructed, the proxies will vote FOR each nominee for Director.

The Directors, including the Independent Directors, recommend that
Stockholders vote "FOR" each nominee for Director.

ADDITIONAL INFORMATION

Service Providers

ASIAL currently serves as the Fund's investment manager. The address of ASIAL is 21 Church Street, #01-01, Capital Square Two, Singapore 049480. ASIAL is a wholly-owned indirect subsidiary of Standard Life Aberdeen plc.

ASII currently serves as the Fund's administrator. The address of ASII is 1900 Market Street, Suite 200, Philadelphia, PA 19103. ASII is a wholly-owned indirect subsidiary of Standard Life Aberdeen plc.

ASII subcontracts certain of its administrative responsibilities as administrator to State Street Bank and Trust Company. The address of State Street Bank and Trust Company is One Heritage Drive, North Quincy, MA 02171.

Independent Registered Public Accounting Firm

The Fund's Audit Committee has adopted written policies relating to the pre-approval of the audit and non-audit services performed by the Fund's independent registered public accounting firm. Unless a type of service to be provided by the independent registered public accounting firm has received general pre-approval, it requires specific pre-approval by the Audit Committee. Under the policies, on an annual basis, the Fund's Audit Committee reviews and pre-approves the services to be provided by the independent registered public accounting firm. In addition, the Audit Committee pre-approves any permitted non-audit services to be provided by the independent registered public accounting firm to ASIAL or any entity controlling, controlled by, or under common control with ASIAL if such services relate directly to the operations and financial reporting of the Fund. As set forth in the Audit Committee Pre-Approval Policies, the Audit Committee has authorized the Chairman of the Audit Committee to pre-approve certain services to be performed by KPMG, as necessary, between audit committee meetings which would then be presented to the full Audit Committee at its next regularly scheduled meeting.

Audit Fees. The aggregate fees paid to KPMG for the fiscal year ended December 31, 2018 and the fiscal year ended December 31, 2019 in connection with the annual audit of the Fund's financial statements and for services normally provided in connection with the statutory and regulatory filings of the Fund were $50,314 and $50,142, respectively, including out-of-pocket expenses.

Audit-Related Fees. The aggregate fees paid to KPMG for the fiscal year ended December 31, 2019 and the fiscal year ended December 31, 2018 in connection with assurance and related services reasonably related to the annual audit of the Fund and for review of the Fund's financial statements, other than the Audit Fees described above, were $0 and $0, respectively.

Tax Fees. The aggregate fees paid for domestic and international tax-related services, including tax compliance, tax advice and tax planning, rendered to the Fund by KPMG for the fiscal years ended December 31, 2019 and December 31, 2018 were $8,500 and $8,500, respectively.

All Other Fees. The aggregate non-audit fees billed by KPMG for the fiscal year ended December 31, 2019 and for the fiscal year ended December 31, 2018 for services rendered to the Fund, ASIAL, the Fund's investment manager, and any entity controlling, controlled by or under common control with the Fund or ASIAL that provided ongoing services to the Fund were $811,175 and $803,986, respectively. The Audit Committee has determined that the provision of non-audit services is compatible with maintaining the independence of KPMG.

None of the services described above, provided in the fiscal year ended December 31, 2019, were approved pursuant to the de minimis exception provided in Rule 2-01(c)(7)(i)(C) of Regulation S-X promulgated by the SEC.

The Audit Committee has considered whether the provision of non-audit services that were rendered to ASIAL and any entity controlling, controlled by, or under common control with ASIAL that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence and has concluded that it is independent.

Other Business

The Fund's Board of Directors does not know of any other matter that may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

Stockholder Proposals

All proposals by Stockholders of the Fund that are intended to be presented at the Fund's next Annual Meeting of Stockholders, to be held in 2021, must be received by the Fund (addressed to The India Fund, Inc., 1900 Market Street, Suite 200, Philadelphia, PA 19103) in order to be considered for inclusion in the Fund's proxy statement and proxy relating to that meeting no later than December 22, 2020. Any Stockholder who desires to bring a proposal for consideration at the Fund's year 2021 Annual Meeting of Stockholders without including such proposal in the Fund's proxy statement must deliver written notice thereof to the Secretary or Assistant Secretary of the Fund (addressed to The India Fund, Inc., 1900 Market Street, Suite 200, Philadelphia, PA 19103) during the period from January 27, 2021 to February 26, 2021. However, if the Fund's 2021 Annual Meeting of Stockholders is held earlier than April 27, 2021 or later than June 26, 2021, such written notice must be delivered to the Secretary or Assistant Secretary of the Fund no earlier than 120 days before the date of the 2021 Annual Meeting of Stockholders and no later than the later of 90 days before the date of the 2021 Annual Meeting of Stockholders or 10 days following the public announcement of the date of the 2021 Annual Meeting of Stockholders.

Any Stockholder proposal intended to be included in the Fund's proxy statement, including any accompanying supporting statement, may not exceed 500 words. A Stockholder desiring to submit such a proposal must be a record or beneficial owner of shares with a market value of $2,000 or 1% of shares entitled to vote on a proposal at the 2021 Annual Meeting of Stockholders and must have held such shares for at least one year. Further, the Stockholder must continue to hold such shares through the date on which the 2021 Annual Meeting of Stockholders is held. Documentary support regarding the foregoing must be provided along with the proposal. There are additional requirements regarding proposals of Stockholders, and a Stockholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the 1934 Act and Section 4(b) of the By-Laws of the Fund. The timely submission of a proposal does not guarantee its inclusion in a Fund's proxy materials.

Stockholder Communications with the Board of Directors

The Fund has adopted procedures by which Fund Stockholders may send communications to the Board of Directors. Stockholders may mail written communications to the Board to the attention of the Board of Directors of The India Fund, Inc., c/o the Fund's Chief Legal Officer, 1900 Market Street, Suite 200, Philadelphia, PA 19103. Stockholder communications must (i) be in writing and be signed by the Stockholder and (ii) identify the number of shares held by the Stockholder. The Chief Legal Officer of the Fund is responsible for reviewing properly submitted Stockholder communications. The Chief Legal Officer shall either (i) provide a copy of each properly submitted Stockholder communication to the Board at its next regularly scheduled board meeting or (ii) if the Chief Legal Officer determines that the communication requires more immediate attention, forward the communication to the Directors promptly after receipt. The Chief Legal Officer may, in good faith, determine that a Stockholder communication should not be provided to the Board because it does not reasonably relate to the Fund or its operations, management, activities, policies, service providers, Board, officers, Stockholders or other matters relating to an investment in the Fund or is otherwise ministerial in nature. These procedures shall not apply to (i) any communication from an officer or Director of the Fund, (ii) any communication from an employee or agent of the

Fund, unless such communication is made solely in such employee's or agent's capacity as a Stockholder of the Fund, or (iii) any Stockholder proposal submitted pursuant to Rule 14a-8 under the 1934 Act or any communication made in connection with such a proposal.

The Fund does not have a formal policy regarding attendance by Directors at Annual Meetings of Stockholders. No Directors attended the 2019 Annual Meeting of Stockholders.

Expenses of Proxy Solicitation

The costs of preparing, printing, assembling and mailing material in connection with this solicitation of proxies will be borne by the Fund, even if the proposals are not successful, as will all of the other costs in connection with the Meeting. Proxies may also be solicited personally by Directors and officers of the Fund, by employees of the Fund's transfer agent, and by regular employees of ASIAL, its respective affiliates or other representatives of the Fund, and may be accomplished by telephone in addition to the use of mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for out-of-pocket expenses so incurred.

In addition, Georgeson LLC ("Georgeson"), a proxy solicitation firm, has been retained to assist in the solicitation of the proxy vote. It is anticipated that Georgeson will be paid an amount estimated at $2,000 plus reasonable out-of-pocket expenses. Therefore, expenses of the Meeting will include costs of (i) preparing, assembling and mailing material in connection with the solicitation, (ii) soliciting proxies by officers or employees, personally or by telephone or telegraph, (iii) reimbursing brokerage houses, banks and other fiduciaries and (iv) compensating the proxy solicitor.

Georgeson may call Stockholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Stockholders' identities, to allow Stockholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. A Stockholder voting by telephone would be asked for his or her social security number or other identifying information and would be given an opportunity to authorize proxies to vote his or her shares in accordance with his or her instructions. To ensure that the Stockholder's instructions have been recorded correctly, he or she will receive a confirmation of such instructions in the mail. The confirmation is a replica of the proxy card, but with marks indicating how the Stockholder voted, along with a special toll-free number which will be available in the event the Stockholder wishes to change or revoke the vote. Although a Stockholder's vote may be taken by telephone, each Stockholder will receive a copy of this proxy statement and may vote by mailing the enclosed proxy card. If you have any questions or need assistance in voting, please contact Georgeson at its toll-free number, 1-866-297-1264.

Please vote promptly by signing and dating the enclosed proxy card and returning it in the accompanying postage-paid return envelope or by following the instructions on the enclosed proxy card for voting by telephone or over the Internet.

April 21, 2020

By order of the Board of Directors,

Megan Kennedy
Vice President and Secretary

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE AT THE VIRTUAL MEETING on May 27, 2020 at 10:00 a.m. Eastern time. Please refer to the Proxy Statement for instructions on how to participate in the Virtual Meeting

Please detach at perforation before mailing.

PROXY	THE INDIA FUND, INC.

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 27, 2020

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.  The undersigned Stockholder(s) of The India Fund, Inc., revoking previous proxies, hereby appoints Alan Goodson, Megan Kennedy, and Heather Hasson, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of The India Fund, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on May 27, 2020, at 10:00 a.m. Eastern time.  Please refer to the Proxy Statement for a discussion of these matters, including instructions related to meeting attendance.

In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.  A majority of the proxies present and acting at the Annual meeting in person or by substitute (if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder.

Receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement is hereby acknowledged.  If this Proxy is executed (or returned electronically) but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” the nominees for director (Proposal 1).  Please refer to the Proxy Statement for a discussion of the proposal.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

IFN_31184_041420

IF YOU ARE VOTING BY MAIL, PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for

The India Fund, Inc.

Stockholder Meeting to Be Held on May 27, 2020, at 10:00 a.m. (Eastern time)

The Proxy Statement for this meeting is available at: http://www.aberdeenIFN.com

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon the matters set forth in the Notice of Meeting and Proxy Statement dated [•], 2020 and upon all other such matters as may properly come before the meeting or any adjournment or postponement thereof.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:    ☒

Proposal	THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NOMINEES FOR DIRECTOR IN PROPOSAL 1.

1.              To elect two Class II Directors to the Board of Directors to serve until the 2023 Annual Meeting of Stockholders.

		FOR	AGAINST	ABSTAIN
01.	Nisha Kumar	☐	☐	☐
02.	Luis Rubio	☐	☐	☐

2.     To transact such other business as may properly come before the Annual Meeting.

Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below
Note:

Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it.  When shares are held jointly, each holder should sign.  When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.  If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box

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